EXHIBIT 4.12


[GRAPHIC OMITTED]









                               DATED [o] June 2005

                             BARCLAYCARD FUNDING PLC
                                  as MTN Issuer



                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee


                              THE BANK OF NEW YORK
                                   as Trustee



                                BARCLAYS BANK PLC
                              as Initial Transferor

                                       and

                                BARCLAYS BANK PLC
                               as MTN Cash Manager
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                           SERIES 05-1 MTN SUPPLEMENT
                               Dated [o] June 2005

                                       To

              SECURITY TRUST DEED AND MTN CASH MANAGEMENT AGREEMENT
                             Dated 23 November 1999
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                                    CONTENTS
Clause                                                                     Page
Part 1 Interpretation.......................................................3

1.     Defined Terms........................................................3

2.     General..............................................................3

Part 2 Effect Of Series 05-1 Supplement.....................................5

3.     Noteholders..........................................................5

4.     Series 05-1 MTN Supplement To Security Trust.........................5

Part 3 Agreements..........................................................11

5.     Payments On The Notes...............................................11

6.     Agreement Of The Secured Creditors And Trustee......................12

7.     Negative Covenants Of The Mtn Issuer................................12

8.     Governing Law And Jurisdiction......................................14

9.     Notices.............................................................14

10.    Severability Of Provisions..........................................15

11.    No Waiver; Cumulative Remedies......................................15

12.    Counterparts........................................................16

13.    Contract (Rights Of Third Parties) Act..............................16

The Schedule...............................................................17

Exhibit A..................................................................30



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THIS SERIES 05-1 MTN SUPPLEMENT, is made on the [o] June 2005 as a Deed

BY AND BETWEEN:

(1) BARCLAYCARD FUNDING PLC, a company incorporated in England with registered number 2530163, having its registered office at 1 Churchill Place, London E14 5HP (the "MTN Issuer");

(2) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210, having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA (the "Receivables Trustee");

(3) BARCLAYS BANK PLC, a company incorporated in England, acting through its business unit, Barclaycard, whose principal place of business is at 1234 Pavilion Drive, Northampton, NN4 7SG (the "Initial Transferor");

(4) BARCLAYS BANK PLC, a company incorporated in England having its registered office at 1 Churchill Place, London E14 5HP (the "MTN Cash Manager"); and

(5) THE BANK OF NEW YORK, a banking institution incorporated under the laws of New York and acting thorough its London Branch whose principal place of business is at 48th Floor, One Canada Square, London E14, 5AL, in its capacity as trustee (the "Trustee" which term shall include wherever the context so admits, such company and all or any other persons or companies for the time being acting as the Trustee of this Deed for any series).

WHEREAS

(A) The MTN Issuer has established a programme for the issuance of medium term notes and note certificates, pursuant to the terms of the Security Trust Deed and MTN Cash Management Agreement.

(B) The MTN Issuer now intends to issue a Series of Notes in accordance with Clauses 2.1 to 2.3 of the Security Trust Deed and MTN Cash Management Agreement, in the manner and in the amount set out herein.

(C) The Trustee, the MTN Issuer, the MTN Cash Manager and the Initial Transferor supplemented and varied the Security Trust Deed and MTN Cash Management Agreement by entering into the (i) Series 02-1 MTN Supplement on 24 October 2002; (ii) Series 03-1 MTN Supplement on 8 April 2003;
        (iii) Series 03-2 MTN Supplement on 19 June 2003; (iv) Series 03-3 MTN Supplement on 18 September 2003; (v) Series 04-1 MTN Supplement on 11 March 2004; and (vi) Series 04-2 MTN Supplement on 23 November 2004.

(D) The Trustee, the MTN Issuer, the MTN Cash Manager and the Initial Transferor intend to supplement and vary the Security Trust Deed and MTN Cash Management Agreement in the manner and to the extent set out herein (the "Series 05-1 MTN Supplement").

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(E)     It is intended by the parties hereto that, following the completion of the transactions contemplated by this Series 05-1 MTN Supplement, each Noteholder will become a Secured Creditor in respect of the Secured Property, as supplemented and varied in accordance with the provisions hereof and that each such Note held by a Noteholder will constitute or form part of a Series for the purposes of the Security Trust Deed and MTN Cash Management Agreement; such Series to be referred to as "Series 05-1".


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                                     - 2 -


NOW IT IS HEREBY AGREED as follows:

                                     PART A
                                 INTERPRETATION

1.      DEFINED TERMS

        Terms defined in the MTN Master Definitions Schedule dated 23 November 1999 as amended and restated on 24 October 2002 between the Trustee, the MTN Cash Manager, the Initial Transferor and the MTN Issuer (as the same may be amended, varied or supplemented from time to time (the "MTN Master Definitions Schedule")), the Security Trust Deed and MTN Cash Management Agreement and in the Schedule hereto (including, without limitation, the Conditions of the Notes) shall have the same meanings when used in this Series 05-1 MTN Supplement and the recitals hereto unless the context requires otherwise Provided, however, that in the event that any term or provision contained in the Schedule hereto shall conflict with or be inconsistent with any provision contained in the Security Trust Deed and MTN Cash Management Agreement or the terms of the MTN Master Definition Schedule, the terms and provisions contained in the Schedule shall prevail with respect to Series 05-1 only.

2.      GENERAL

2.1 The headings and the contents pages in this Series 05-1 MTN Supplement shall not affect its interpretation.

2.2 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

2.3 References to Clauses, paragraphs, Exhibits, and Schedules shall, unless the context requires otherwise, be to clauses, paragraphs, exhibits and schedules in this Series 05-1 MTN Supplement.

2.4 Save where the contrary is indicated, any reference in this Series 05-1 MTN Supplement to:

        (a) this Series 05-1 MTN Supplement or any other agreement or document shall be construed as a reference to this Series 05-1 MTN Supplement, or as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

        (b) an enactment is a reference to it as already amended and includes a reference to any repealed enactment which it may re-enact, with or without amendment, and to any re-enactment and/or amendment of it; and

        (c) a time of day (including opening and closing of business) shall be construed as a reference to London time.

2.5 Save where the context otherwise requires, all sums payable by any party to any other party pursuant hereto are inclusive of any VAT which is chargeable on the supply or

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        supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes (irrespective of whether such supply is or such supplies are made to such first mentioned party or another person) and section 89 of the Value Added Tax Act 1994 shall not apply to affect the amount of such sums and the phrase "inclusive of VAT" shall be construed accordingly.

2.6 Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents VAT.

2.7 References to the parties hereto shall be construed so as to include its and any subsequent successors and permitted assigns in accordance with their respective interests.

2.8 The Schedule forms part of this Supplement and the Security Trust Deed and MTN Cash Management Agreement and each of them shall be construed accordingly.

                                     - 4 -

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                                     PART B

                        EFFECT OF SERIES 05-1 SUPPLEMENT

3.      NOTEHOLDERS

3.1     Upon (i) the making of the advance and the payment referred to in Clause
        3.2 and (ii) the issue of a duly executed and authenticated Series 05-1 Temporary Global Note, the person who has made such advance shall be treated for all purposes under the Security Trust Deed and MTN Cash Management Agreement, as supplemented by this Series 05-1 MTN Supplement, as a Noteholder in respect of Series 05-1 and a Secured Creditor in respect of Secured Property on the Issue Date in accordance with Clauses 4.1 to 4.3 of the Security Trust Deed and MTN Cash Management Agreement, and as such shall be beneficially entitled to a security interest in such Secured Property to the extent of the Principal Amount together with interest and any other amounts due or owing in respect of the Notes.

3.2 In order for the issue and due authentication and delivery of each Note referred to in Clause 3.1 to be effected, the Noteholder shall make an advance in an amount of (pound)628,140,703.52 to the MTN Issuer by depositing such amount in the Series 05-1 Distribution Account for value on the Closing Date. On each Distribution Date, the Noteholder shall pay to the MTN Issuer the Deferred Subscription Price Amount, to the extent that such amount is available.

3.3 The Temporary Global Note representing the Notes shall be substantially in the form of Part 1 of Exhibit A-1, to the Schedule. The Permanent Global Note representing each Note shall be substantially in the form of
        Part 2 of Exhibit A-1 to the Schedule.

4.      SERIES 05-1 MTN SUPPLEMENT TO SECURITY TRUST

4.1 The Security Trust Deed and MTN Cash Management Agreement shall be supplemented and varied in the manner and to the extent set out below and shall from such time on the Issue Date be read and construed for all purposes as supplemented and varied as set out in the Schedule and the Security in respect of Series 05-1 shall be constituted accordingly:

        (a) Clause 1 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented and varied with respect to Series 05-1 by the addition of the definitions as contained in Section A of Part 1 of the Schedule. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Security Trust Deed and MTN Cash Management Agreement, the terms and provisions of this Supplement shall govern with respect to Series 05-1. All clause or sub-clause references in the Schedule shall be to the relevant clause or sub-clauses of the Security Trust Deed and MTN Cash Management Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the MTN Master Definitions Schedule.

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                Each capitalised term defined in the Schedule shall relate only to Series 05-1 and no other Series;

        (b) the Conditions of the Notes set out in Schedule 4 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented with respect to Series 05-1 by the additional provisions set out in Section B of Part 1 of the Schedule;

        (c) for the purposes of Clause 10.6 of the Security Trust Deed and MTN Cash Management Agreement, the MTN Cash Manager Fee payable by the MTN Issuer to the MTN Cash Manager shall be paid in the amount and the manner set out in Part 2 of the Schedule; and

        (d) Clauses 3 and 6.1 to 6.3 and 18 of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented by the additional provisions set out in Part 3 of the Schedule. Clauses 3 and 6.4 to 6.6 shall be read in their entirety as set out in
                Part 3 of the Schedule and, in the case of Clauses 6.4 to 6.6 only, shall be applicable only to the Notes constituting Series 05-1; and

        (e) Clause 8.2.1(c) of the Security Trust Deed and MTN Cash Management Agreement shall be supplemented and varied with respect to Series 05-1 to read as follows: "The Trustee shall be entitled to take into account, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to any Series Document that such exercise will not be materially prejudicial to the beneficial interest of the Secured Creditors in a security interest in respect of the Secured Property of the relevant Series (the "No Material Prejudice Test") if each Rating Agency has given written confirmation that such Rating Agency would not reduce or withdraw its then current rating of any outstanding Associated Debt in respect of the relevant Series as a result of such exercise, provided that the Trustee shall continue to be responsible for taking into account, for the purpose of the No Material Prejudice Test, all other matters which would be relevant to such No Material Prejudice Test".

4.2 As continuing first fixed security for the payment or discharge of the Secured Obligations save to the extent that they constitute Jersey Assets and subject always to Clause 4.13 below, the MTN Issuer with full title guarantee hereby conveys, assigns and transfers by way of first fixed security to and in favour of the Trustee for itself and on trust for the Secured Creditors in respect of Series 05-1:

        (a) its beneficial interest (and all rights and interests arising in respect thereof) in respect of Series 05-1 under the Receivables Trust as an Investor Beneficiary thereof to the extent specified in the Series 05-1 Trust Supplement and in the Declaration of Trust and Trust Cash Management Agreement;

        (b) all its right, title, interest and benefit present and future in and to any agreement relating to Series 05-1 (other than the Declaration of Trust and Trust Cash Management Agreement (as the same has been supplemented from time to time) to the extent secured under (a) above) or document relating to Series 05-1

                                     - 6 -
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                which the MTN Issuer is or may at any time be, expressed to have the benefit of or to have any rights under or to have any other interest in unless otherwise charged or secured by way of fixed security under this Clause 4.2, (including, without limitation, all supplements and accretions thereto, all rights to receive payment of any amounts which may become payable thereunder and all payments received by the MTN Issuer thereunder and all items expressed to be held on trust for the MTN Issuer thereunder or comprised therein, all rights to serve notices or give consents and directions or make demands thereunder or take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof);

        (c) all its right, title, interest and benefit present and future in and to all sums of money which may now or hereafter from time to time be credited to the Series 05-1 Distribution Account or any other MTN Issuer account established by the MTN Issuer in respect of Series 05-1 or in respect of any amounts representing or derived from Series 05-1 Trust Property or received from Barclays Bank PLC pursuant to the Agreement Between Beneficiaries or to any bank or other accounts in which the MTN Issuer may at any time have or acquire any right, title, interest or benefit together with all interest accruing from time to time thereon and the debts represented thereby and all its right, title, interest and benefit present and future therein;

        (d) all of the MTN Issuer's rights in and to the Permitted Investments in respect of Series 05-1 and any payment due in respect thereof and the debts represented thereby; and

        (e) all of the MTN Issuer's right, title, interest and benefit in respect of amounts credited to the Trustee Bank Accounts in respect of Series 05-1.

4.3 The MTN Issuer by way of first fixed security for payment and discharge of the Secured Obligations, as beneficial owner thereof and subject always to Clause 4.13, hereby assigns to the Trustee the Jersey Collateral in order to create a security interest therein pursuant to
        Article 2(6) of the Jersey Security Interests Law as a continuing security for discharge of the Secured Obligations.

4.4 For the purposes of Article 3 of the Jersey Security Interests Law and for the avoidance of doubt, it is hereby agreed as follows:

        (a) the debtor in respect of the creation of the Jersey Security Interest is the MTN Issuer;

        (b) the secured parties in respect of the creation of the Jersey Security Interest are the Trustee and the Secured Creditors, provided however that all rights in connection therewith are to be exercised on their behalf by the Trustee in accordance with the terms of this Supplement, the Security Trust Deed and MTN Cash Management Agreement and the Jersey Security Interests Law;

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        (c)     the collateral in respect of which the Jersey Security Interest is created comprises the Jersey Collateral;

        (d) the events of default in respect of the Jersey Security Interest are the events set out in Condition 9 of the Notes under the heading "Events of Default" referred to herein as a Series 05-1 Enforcement Event; and

        (e) the obligations in respect of which the Jersey Security Interest is created comprise the Secured Obligations.

4.5     The MTN Issuer and the Trustee hereby give notice, for the purposes of
        Article 2(8) of the Jersey Security Interests Law, of the creation of the Jersey Security Interest and the Receivables Trustee by execution of this Series 05-1 MTN Supplement:

        (a)     acknowledges receipt of such notice;

        (b) confirms that it does not have and will not make or exercise any claims or demands, any rights of counterclaims, rights of set-off any other rights against the MTN Issuer in respect of the Jersey Collateral or any part thereof and it has not, as of the date of this Series 05-1 MTN Supplement, received any notice that any third party has or will have any rights or interest whatsoever in or has made or will be making any claim or demand or taking any action whatsoever against the Jersey Collateral or any part thereof; and

        (c) undertakes in the event that it becomes aware at any time that any person or entity other than the Trustee (as trustee for the Secured Creditors in respect of Series 05-1) has or will have any right or interest whatsoever against the Jersey Collateral or any part thereof, it will immediately give written notice of any such right or interest, claim or demand or action to both the Trustee and the MTN Issuer.

4.6 Following irrevocable discharge in full of the Secured Obligations of which the Trustee has notice, the Trustee shall reassign to the MTN Issuer the Jersey Collateral.

4.7 The MTN Issuer hereby gives notice to the Receivables Trustee and the Cash Manager (as operating bank) of the assignment by way of security made by the MTN Issuer to the Trustee (for itself, and on trust for the Noteholders) under Clause 4.2, which notice each of the Receivables Trustee and the Cash Manager acknowledges by execution of this Series 05-1 MTN Supplement.

4.8 Notwithstanding the charges and securities created by or pursuant to this Series 05-1 MTN Supplement, the Trustee agrees that, until the occurrence of a Series 05-1 Enforcement Event, payments becoming due to the MTN Issuer from the Receivables Trustee as provided by the Declaration of Trust and Trust Cash Management Agreement and the Series 05-1 Trust Supplement, together with all other monies payable to the MTN Issuer pursuant to any other documents or arrangements to which it is a party, may (in any case) be made to the MTN Issuer in accordance with the provisions of the Declaration of Trust and Trust Cash Management Agreement and the Series 05-1 Trust

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        Supplement or (as the case may be) the documents or arrangements concerned, and the MTN Issuer may exercise its rights, powers and discretions and perform its obligations in relation to the Secured Property and under the Series 05-1 Documents in accordance with the provisions of the Series 05-1 Documents or (as the case may be) such other documents or arrangements.

4.9 Notwithstanding the Security created by or pursuant to this Series 05-1 MTN Supplement, prior to a Series 05-1 Enforcement Event, amounts standing to the credit of the Series 05-1 Distribution Account from time to time may be withdrawn therefrom by the MTN Issuer but only in accordance with the applicable provisions of the documents governing Series 05-1.

4.10 From and including the time when a Series 05-1 Enforcement Event has occurred and the Notes have become due in accordance with the Conditions, (a) the security created pursuant to this Supplement shall become enforceable and the Trustee may enforce any rights it may have in respect of the Secured Property, and (b) no amount may be withdrawn from the Series 05-1 Distribution Account by the MTN Issuer or on its behalf without the prior written consent of the Trustee.

4.11 The Trustee shall hold and apply all moneys received by it under the Security Trust Deed and MTN Cash Management Agreement and this Series 05-1 MTN Supplement in connection with the realisation or enforcement of the Secured Property in respect of Series 05-1 in accordance with the priorities set out in Part 3 of the Schedule hereto.

4.12 Upon proof being given to the satisfaction of the Trustee as to the irrevocable and unconditional payment or discharge of the Secured Obligations in respect of Series 05-1, the Trustee will at the request and cost of the MTN Issuer release, discharge or reassign the Secured Property to the MTN Issuer or any other person entitled thereto of whom the Trustee has notice.

4.13 Section 103 of the LPA shall not apply in relation to any of the Security created by this Clause 4. The statutory powers of sale and of appointing a receiver which are conferred upon the Trustee as varied and extended by this Deed and all other powers shall in favour of any purchaser be deemed to arise and be exercisable immediately after the execution of this Deed but shall only be exercised upon and following the giving of an Enforcement Notice and in the case of the Jersey Security Interest, subject to the provisions of Articles 6(5) and 8(3) of the Jersey Security Interests Law, the Trustee shall have an immediate power of sale over the Jersey Collateral, without having to apply to the Royal Court of Jersey for authority to exercise the same.

4.14 The power of sale in respect of the Jersey Security Interest shall be exercisable by the Trustee in such manner as the Trustee may in its absolute discretion deem appropriate and with all powers of a beneficial owner. Without limitation the Trustee may, without liability and subject to the Trustee having been indemnified in full to its satisfaction, sell or dispose of the whole or part of the Jersey Collateral at such times and in such manner and generally on such terms and conditions and for such consideration as the Trustee may think fit. Any such sale or disposal may be for cash, debentures or other

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        obligations, shares, stocks, securities or other valuable consideration and may be payable immediately or by instalment spread over such a period as the Trustee may think fit. The Trustee shall have right of recourse to any monies forming part of the Jersey Collateral and may, without liability and subject to the Trustee having been indemnified in full to its satisfaction, apply such monies in the payment or discharge of the Secured Obligations as if such moneys were proceeds of sale.

4.15 For the avoidance of doubt, the power of attorney granted by the MTN Issuer under Clause 7.13.2 of the Security Trust Deed and MTN Cash Management Agreement is granted in respect of the Security created by this Clause 4, inter alia, pursuant to Article 5 of the Powers of Attorney (Jersey) Law 1995 for the purposes of facilitating the Trustee's powers hereunder and under the Jersey Security Interests Law in respect of the Jersey Security Interest.

                                     - 10 -
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                                     PART C


                                   AGREEMENTS

5.      PAYMENTS ON THE NOTES

        COVENANT TO PAY

        The MTN Issuer shall, on any date when the Notes of any Series (including Series 05-1), or any of them, become due to be redeemed in whole or in part in accordance with their Conditions, unconditionally pay or procure to be paid to or to the order of or for the account of the Trustee, the amount then becoming due on that date in respect of the Notes of each Class of such Series and shall (subject to the terms of such Series) until such payment (after as well as before any judgment or other order of a competent court) unconditionally pay to or to the order of or for the account of the Trustee in respect of interest on the Principal Amount outstanding including Further Interest, Deferred Interest and Additional Interest (if any) as specified in the relevant MTN Supplement of the Notes of such Series then outstanding at the rate or rates set out in, or calculated from time to time in accordance with, the terms thereof and on the dates provided for in such terms, provided that:

5.1 the MTN Issuer shall only be obliged to pay such Principal Amount outstanding and interest (including Further Interest (if any)), Deferred Interest and Additional Interest, if any, in respect of Series 05-1 to the extent set out in the Security Trust Deed and MTN Cash Management Agreement and this related Supplement, in respect of such Series;

5.2 every payment of a Principal Amount outstanding or interest (including Further Interest (if any)), Deferred Interest and Additional Interest, if any, in respect of Notes of such Series made to or to the order or for the account of the Principal Paying Agent as provided in the Agency Agreement shall, to such extent, satisfy such obligation except to the extent that there is failure in the subsequent payment thereof to the relevant Noteholders of such Series under the terms of the relevant Series; and

5.3 in the case of any payment in respect of Notes of such a Series made after the due date or subsequent to an Event of Default in respect of such Series, payment shall not be deemed to have been made until the full amount due in accordance with the terms thereof has been received by the Principal Paying Agent or the Trustee in respect of such Series and notice to that effect has been duly given to the relevant Noteholder of such Series in accordance with such terms.

        The Trustee will hold the benefit of this covenant in relation to each Series on trust for itself and the Holders of that Series according to their respective interests.

6.      AGREEMENT OF THE SECURED CREDITORS AND TRUSTEE

        ADDITIONAL SUPPLEMENTS

        Each Secured Creditor consents and confirms as a Secured Creditor in respect of the Secured Property that, subject to Clause 5.6.2 of the Security Trust Deed and MTN Cash



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        Management Agreement, the Security Trust Deed and MTN Cash Management
        Agreement may be supplemented and varied from time to time in accordance with the terms of this Series 05-1 MTN Supplement or additional MTN Supplements.

7.      NEGATIVE COVENANTS OF THE MTN ISSUER

        The MTN Issuer shall not, save to the extent permitted by the Security Trust Deed and MTN Cash Management Agreement or any Supplement or with the prior written consent of the Initial Transferor and each Rating Agency then rating any outstanding Associated Debt of any Series:

7.1 dispose of any Secured Property or create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including, without limitation, uncalled capital and any Secured Property) other than the interest referred to in Clauses 6.1 to 6.3 of the Security Trust Deed and MTN Cash Management Agreement, as amended by this Series 05-1 MTN Supplement;

7.2 carry on any business other than as contemplated herein relating to the purchase of beneficial interests in the Securitised Portfolio (as defined in the Trust Master Definitions Schedule) to be held on trust by the Receivables Trustee and the issue of the Notes of any Series and in respect of that business shall not engage in any activity or do anything whatsoever except:

        (a) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Notes appertaining thereto, the Security Trust Deed and MTN Cash Management Agreement, the MTN Master Definitions Schedule, the Declaration of Trust and Trust Cash Management Agreement, the Trust Master Definitions Schedule, the Beneficiaries Servicing Agreement, the MTN Issuer Bank Agreement, the Series 05-1 Supplement, the Agreement Between Beneficiaries and this Series 05-1 MTN Supplement and any mandate regarding any MTN Issuer Account (together, the "Series 05-1 Documents");

        (b) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 05-1 Documents;

        (c)     perform any act incidental to or necessary in connection with
                (a) or (b) above;

7.3 have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in a bank account other than the Series 05-1 Distribution Account or any other MTN Issuer Accounts;

7.4 create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Series 05-1 Documents) or give any guarantee in respect of any obligation of any Person;

7.5 repurchase any shares (except to the extent of any Extra Amount received and retained by the MTN Issuer in accordance with the Security Trust Deed and MTN Cash Management Agreement and this Supplement) or declare or pay any dividend or other distribution to its shareholders or issue or allot shares to any Person other than Barclays Bank PLC or the Share Trustee, except to the extent required by law;

7.6 consolidate with or merge with or into any person or on a voluntary basis enter into an administration or any form or reorganisation or liquidate or dissolve;

7.7 waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 05-1 Documents which the MTN Issuer is a party to, without the prior written consent of the Initial Transferor and the Trustee;

7.8 offer to surrender to any company any amounts which are available for surrender by way of group relief; and

7.9 take any steps in its capacity as Investor Beneficiary of the Receivables Trust either on its own or in conjunction with any other Beneficiary of the Receivables Trust to terminate the Receivables Trust.

                                     PART 4

                                  MISCELLANEOUS

8.       GOVERNING LAW AND JURISDICTION

8.1      GOVERNING LAW

        This Series 05-1 MTN Supplement and all matters arising from or connected with it shall be governed by, and construed in accordance with, the laws of England, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent the provisions of this Series 05-1 MTN Supplement relate to the creation and enforcement of the Jersey Security Interest, to which extent this Deed shall be governed by and construed in accordance with Jersey law.

8.2      JURISDICTION

        (a) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Series 05-1 MTN Supplement, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

        (b) Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Series 05-1 MTN Supplement and agrees not to claim that any such court is not a convenient or appropriate forum.

        (c) Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Series 05-1 MTN Supplement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

9.      NOTICES

9.1 Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telefax or letter.

9.2 Any communication, notice or document to be made or delivered by any one person to another pursuant to this Series 05-1 MTN Supplement shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by telefax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each telefax communication made by one party hereto to another shall be made to that person at the telefax number notified to such party by that other person from time to time:

        9.2.1 in the case of the Initial Transferor, the MTN Cash Manager (in whatever capacity) and the MTN Issuer to the addresses specified in the Security Trust Deed and MTN Cash Management Agreement;

        9.2.2 in the case of the Trustee, the Bank of New York, 48th Floor, One Canada Square, London E14 5AL, fax no.: 020 7839 6061/6399;
                Attention: Global Structured Finance;

        9.2.3 in the case of the Receivables Trustee, 26 New Street, St. Helier, Jersey JE2 3RA, fax no.: 01534 814815 Attention: Richard Gerwat; and

        9.2.4   in the case of the Rating Agencies for Associated Debt:

                (a) in the case of Standard & Poor's to Standard & Poor's Ratings Group, 18 Finsbury Circus, London UK EC2M 7BP, fax no.: +44 (020) 7826 3598 Attention: Structured Finance Department; and

                (b) in the case of Moody's to Moody's Investors Service Inc., 2 Minster Court, Mincing Lane, London, UK EC3R 7XB, fax no.: + 44 (020) 7772 5400 Attention: Structured Finance.

10.     SEVERABILITY OF PROVISIONS

        If any one or more of the covenants, agreements, provisions or terms of this Series 05-1 MTN Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series 05-1 MTN Supplement and shall in no way affect the validity or enforceability of the other provisions of this Series 05-1 MTN Supplement or of the rights of the Secured Creditors hereunder.

11.     NO WAIVER; CUMULATIVE REMEDIES

        No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

12.     COUNTERPARTS

        This Series 05-1 MTN Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

13.     CONTRACT (RIGHTS OF THIRD PARTIES) ACT

        A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS WHEREOF the MTN Issuer, the Receivables Trustee, the Trustee, the MTN Cash Manager and the Initial Transferor have caused this Series 05-1 MTN Supplement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                  THE SCHEDULE

                         PART 1 - SECTION A: DEFINITIONS

"AGREEMENT BETWEEN BENEFICIARIES" means, with respect to Series 05-1, the agreement between Barclays Bank PLC, the Receivables Trustee and the MTN Issuer dated [o] June 2005;

"ASSIGNED EXCESS SPREAD" means, with respect to Series 05-1, the amounts payable by the Receivables Trustee to the MTN Issuer as beneficial owner thereof in consequence of the Agreement Between Beneficiaries;

"ASSOCIATED DEBT" means, collectively, the Class A1 Associated Debt, the Class A2 Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"ASSOCIATED SWAP AGREEMENT" means the Class A1 currency and interest rate swap agreement, the Class A2 currency and interest rate swap agreement, the Class B currency and interest rate swap agreement and the Class C currency and interest rate swap agreement, each dated [o] June 2005 and in each case entered into between the Series 05-1 Associated Issuer and the Associated Swap Counterparty in respect of the Associated Debt;

"ASSOCIATED SWAP COUNTERPARTY" means Barclays Bank PLC;

"AUTHORISED DENOMINATION" means (pound)[o];

"CLASS A" shall mean for calculation purposes, the aggregate of the portion of the Notes related to the Class A1 Associated Debt and the portion of the Notes related to the Class A2 Associated Debt;

"CLASS A ASSOCIATED DEBT" means the aggregate of the Class A1 Associated Debt and the Class A2 Associated Debt;

"CLASS A INVESTOR INTEREST" shall have the meaning given to it in the Series 05-1 Trust Supplement;

"CLASS A1" shall mean for calculation purposes, the portion of the Notes related to the Class A1 Associated Debt;

"CLASS A1 ASSOCIATED DEBT" means the $[o] Class A1 Asset Backed Floating Rate Notes due 2008, constituted by the Trust Deed dated [o] June 2005 between the Series 05-1 Associated Issuer and The Bank of New York;

"CLASS A2" shall mean for calculation purposes, the portion of the Notes related to the Class A1 Associated Debt;

"CLASS A2 ASSOCIATED DEBT" means the $[o] Class A2 Asset Backed Fixed Rate Notes due 2008, constituted by the Trust Deed dated [o] June 2005 between the Series 05-1 Associated Issuer and The Bank of New York;

"CLASS B" shall mean for calculation purposes, the portion of the Notes related to the Class B Associated Debt;

"CLASS B ASSOCIATED DEBT" means the $[o] Class B Asset Backed Floating Rate Notes due 2008 constituted by the Trust Deed dated [o] June 2005 between the Series 05-1 Associated Issuer and The Bank of New York;

"CLASS B INVESTOR INTEREST" shall have the meaning given to it in the Series 05-1 Trust Supplement;

"CLASS C" shall mean for calculation purposes, the portion of the Notes related to the Class C Associated Debt;

"CLASS C ASSOCIATED DEBT" means the $[o] Class C Asset Backed Floating Rate Notes due 2008 constituted by the Trust Deed dated [o] June 2005 between the Series 05-1 Associated Issuer and The Bank of New York;

"CLASS C INVESTOR INTEREST" shall have the meaning given to it in the Series 05-1 Trust Supplement;

"DAY COUNT FRACTION" means, in relation to Series 05-1, the actual number of days in the relevant period divided by 365 (or, in the case of a leap year, 366);

"DEFERRED SUBSCRIPTION PRICE AMOUNT" means, on any Distribution Date in relation to Series 05-1, an amount paid by the Series 05-1 Associated Issuer equal to the Further Interest received by such Series 05-1 Associated Issuer in its capacity as Noteholder in relation to the Series 05-1 on such Distribution Date and not utilised by the Series 05-1 Associated Issuer in paying any amounts other than Deferred Subscription Price Amounts;

"DISTRIBUTION DATE" means the 15th day of each month commencing on 15 August 2005 or, if such day is not a Business Day, the next following Business Day;

"FINAL REDEMPTION DATE" means in respect of Series 05-1 the Interest Payment Date falling in June 2010;

"FURTHER INTEREST" means in relation to Series 05-1 the amount to be paid by the MTN Issuer to the Series 05-1 Associated Issuer which is equal to the aggregate of: (1) Excess Finance Charge Amounts received by the MTN Issuer pursuant to the assignment contained in the Agreement Between Beneficiaries; and (2) any other amounts which are treated as Excess Finance Charge Amounts referable to Series 05-1 pursuant to the Declaration of Trust and Trust Cash Management Agreement (including Clauses 5.19(c), 5,19(d), 5.22(e) and 5.22(f), thereof as applicable to Series 05-1);

"INITIAL TRANSFEROR" means Barclays Bank PLC;

"INTEREST DETERMINATION DATE" means the first day of each Interest Period;

"INTEREST PAYMENT DATE" means each Distribution Date;

"INTEREST PERIOD" means one month;

"INTEREST RATE" means in respect of (a) the first Interest Period a linear interpolation of one-month and two-month GBP - LIBOR - BBA; (b) the second Interest Period, one month GBP - LIBOR - BBA; and (c) Interest Periods thereafter, three month GBP - LIBOR - BBA (reset on the Interest Payment Dates falling in each December, March, June and September); except that one month GBP
- LIBOR - BBA shall apply in respect of any whole Interest Period falling after the earliest to occur of the commencement date of the Rapid Amortisation Period and the Regulated Amortisation Period and the Scheduled Redemption Date in the event that the Series 05-1 MTN is not redeemed in full on such date and ending on the Series 05-1 Termination Date;

"INVESTOR BENEFICIARY" means the MTN Issuer;

"INVESTOR INTEREST" shall have the meaning given to it in the Series 05-1 Trust Supplement;

"JERSEY ASSETS" means in relation to the MTN Issuer all or any of its undertaking, property, assets, rights and revenues whatsoever, present and future, situated in Jersey (including, without limitation, the Jersey Collateral);

"JERSEY COLLATERAL" means in relation to the MTN Issuer, to the extent they constitute Jersey Assets, all its right, title, interest and benefit present and future in, to and under the Declaration of Trust and Trust Cash Management Agreement (as the same has been supplemented from time to time), including without limitation all rights to receive payment of any amount which may become payable to the MTN Issuer thereunder or payments received by the MTN Issuer thereunder or rights to serve notices and/or to take such steps as are required to cause payments to be become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereof;

"JERSEY SECURITY INTEREST" means the security created in respect of Series 05-1 pursuant to Clause 4.3 of this Supplement in accordance with the requirements of the Jersey Security Interests Law;

"JERSEY SECURITY INTERESTS LAW" means the Security Interests (Jersey) Law, 1983;

"MARGIN" means [o] per cent. per annum;

"MONTHLY LOAN EXPENSES AMOUNT" means in respect of Series 05-1 for any Distribution Date the amount equal to any monthly interest accrual which is due and payable under the Expenses Loan Agreement in respect of Series 05-1 (and, for greater certainty, is the Monthly Loan Expenses Amount paid by the Receivables Trustee to the MTN Issuer in relation to Series 05-1 and credited pro rata and pari passu (in proportion to the amount that each of the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Distribution Date) by the MTN Issuer to the Class A1 Coupon Ledger and the Class A2 Coupon Ledger);

"PAGE" means Moneyline Telerate;

"PRIMARY SOURCE" means the Page;

"RELEVANT CURRENCY" means Sterling;

"SCHEDULED REDEMPTION DATE" means in respect of Series 05-1 the Interest Payment Date falling in June 2008;

"SECURED CREDITORS" means the Trustee and the Noteholder(s) in respect of Series 05-1;

"SECURED PROPERTY" means all that property of the MTN Issuer held as security (whether fixed, floating or as a Jersey Security Interest) under this Supplement or the Security Trust Deed and MTN Cash Management Agreement;

"SERIES 05-1" means the Series of the Receivables Trust created pursuant to the Series 05-1 Supplement to the Trust and Cash Management Agreement dated [o] June 2005;

"SERIES 05-1 ASSOCIATED ISSUER" means Gracechurch Card Funding (No. 5) PLC as issuer of the Associated Debt and its successors and assigns as holder of the Notes in respect of Series 05-1;

"SERIES 05-1 DISTRIBUTION ACCOUNT" means the account in the name of the MTN Issuer at Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH (account number 10937312 sort code 20-19-90);

"SERIES 05-1 ENFORCEMENT EVENT" means an event specified in Condition 9 of the Notes;

"SERIES 05-1 EXPENSES LOAN ACCOUNT" means the account in the name of the Series 05-1 Associated Issuer at Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH (account number 10069132 sort code 20-19-90);

"SERIES 05-1 ISSUER ACCOUNTS" means the account in the name of the Series 05-1 Associated Issuer at Barclays Bank PLC, 1 Churchill Place, London E14 5HP (account number [o] sort code 20-19-90 (the "Series 05-1 Issuer Dollar Account"), account number [o] sort code 20-19-90 (the "Series 05-1 Issuer Sterling Account"), and account number [o] sort code 20-19-90 (the "Series 05-1 Issuer Swap Accumulation Account"), and each a "Series 05-1 Issuer Account";

"SERIES TERMINATION DATE" means in respect of Series 05-1 the earlier to occur of (a) the Distribution Date on which the Investor Interest in respect of Series 05-1 is reduced to zero; or (b) the Final Redemption Date; and

"SERIES 05-1 SUPPLEMENT" means the Series 05-1 Supplement to the Declaration of Trust and Trust Cash Management Agreement dated [o] June 2005 between the Initial Transferor, the MTN Issuer and the Receivables Trustee.

                     SECTION B SUPPLEMENTS TO THE CONDITIONS

The Conditions set out in Schedule 4 to the Security Trust Deed and MTN Cash Management Agreement shall be supplemented as follows:

1. For the purposes of Condition 5.2, all dates referred to in the Conditions shall be subject to adjustment in accordance with the Following Business Day Convention.

2. For the purposes of Condition 5.8, (a) the "Controlled Accumulation Period" shall commence at the close of business on 31 May 2007 or such later date as is determined in accordance with Clause 5.11(f) of the Series 05-1 Trust Supplement and (b) the Day Count Fraction shall be Actual / 365 / 366.

3. Condition 9.1 shall be supplemented by the addition of the following sub-paragraph 9.1.10:

        "9.1.10 Associated Swap Agreement: the early termination, without replacement, of any Associated Swap Agreement".

4. Condition 5.1.1 shall be supplemented by the addition of the following wording to be inserted in line 4 after the words "Margin (if any)":

        "together with any amounts of Further Interest (if any)".

5.      A further Condition 5.12 shall be added with respect to Series 05-1:

        "The Noteholder shall, on each Distribution Date pay the Deferred Subscription Price Amount to the MTN Issuer. By subscribing for, or acquiring, the MTN Certificate, the Noteholder agrees to be bound by this obligation."

                                     PART 2

                          CASH MANAGEMENT COMPENSATION

The MTN Cash Manager's compensation for providing cash management services in respect of Series 05-1 shall be met in full out of the MTN Cash Manager's standard banking charges levied against the MTN Issuer from time to time in its capacity as an account operating bank under the terms of the MTN Issuer Bank Agreement dated [o] June 2005 made between the MTN Issuer and the MTN Cash Manager.

                                     PART 3

   SUPPLEMENTS TO CLAUSE 3 (PAYMENTS ON THE NOTES) OF THE SECURITY TRUST DEED
                         AND CASH MANAGEMENT AGREEMENT


3A       ESTABLISHMENT AND MAINTENANCE OF LEDGERS

3A.1 The Cash Manager shall open and maintain in the books of the MTN Issuer certain notional ledgers (each a "LEDGER") in respect of Series 05-1 to be known respectively as the "Class A1 Coupon Ledger", the "Class A2 Coupon Ledger", the "Class B Coupon Ledger", the "Class C Coupon Ledger", the "Additional Funds Ledger", the "Class A1 Principal Ledger", the "Class A2 Principal Ledger", the "Class B Principal Ledger" and the "Class C Principal Ledger" which together shall reflect the amount of monies from time to time held by MTN Issuer in the Series 05-1 Distribution Account.

3A.2 The Cash Manager shall record all monies received or payments made by it on behalf of the MTN Issuer in respect of Series 05-1 in the manner set out in this Agreement. If at any time the Cash Manager is in any doubt as to which Ledger a particular amount should be credited or debited, it shall consult with the Trustee thereon.

3A.3     The Cash Manager shall ensure that:

        (d) the Class A1 Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the amount credited on such Distribution Date to the Class A1 Distribution Ledger (other than any amounts representing Class A1 Monthly Principal Amounts), (ii) all other amounts (other than principal) distributed to the MTN Issuer by the Receivables Trustee on such date in respect of the Class A1 Investor Interest;

        (e) the Class A2 Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the amount credited on such Distribution Date to the Class A2 Distribution Ledger (other than any amounts representing Class A2 Monthly Principal Amounts), (ii) all other amounts (other than principal) distributed to the MTN Issuer by the Receivables Trustee on such date in respect of the Class A2 Investor Interest;

        (f) the Class B Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the amount credited on such Distribution Date to the Class B Distribution Ledger (other than any amounts representing Class B Monthly Principal Amounts) and
                (ii) all other amounts (other than principal) distributed to the MTN Issuer by the Receivables Trustee on such date in respect of the Class B Investor Interest;

        (g) the Class C Coupon Ledger will be credited on each Distribution Date with the aggregate of (i) the amount credited on such Distribution Date to the Class C Distribution Ledger (other than any amounts representing Class C Monthly Principal Amounts) and
                (ii) all other amounts (other than principal) distributed to the MTN Issuer by the Receivables Trustee on such date in respect of the Class C Investor Interest;

        (h) the Class A1 Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class A1 Investor Interest;

        (i) the Class A2 Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class A2 Investor Interest;

        (j) (if applicable) the Class A1 Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period or the Regulated Amortisation Period with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class A1 Investor Interest;

        (k) (if applicable) the Class A2 Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period or the Regulated Amortisation Period with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class A2 Investor Interest;

        (l) the Class B Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class B Investor Interest;

        (m) (if applicable) the Class B Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period or the Regulated Amortisation Period with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class B Investor Interest;

        (n) the Class C Principal Ledger will be credited on the Scheduled Redemption Date with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class C Investor Interest;

        (o) (if applicable) the Class C Principal Ledger will be credited on each Distribution Date falling during the Rapid Amortisation Period with the amount paid by the Receivables Trustee to the MTN Issuer on such date in reduction of the Class C Investor Interest; and

        (p) the Additional Funds Ledger will be credited on each Distribution Date with the Assigned Excess Spread and the Deferred Subscription Price Amount (to the extent available).

3A.4 The amounts credited to the Class A1 Coupon Ledger, the Class A2 Coupon Ledger, the Class B Coupon Ledger, the Class C Coupon Ledger and the Additional Funds Ledger on each Distribution Date shall constitute respectively, "Class A1 Available Funds", "Class A2 Available Funds", "Class B Available Funds", "Class C Available Funds" and "Additional Available Funds".

3B       APPLICATION OF MONIES PRE-ENFORCEMENT

3B.1     On each Interest Payment Date:

        (a) Class A1 Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments of a higher priority have been made in full):

                (i) first, to pay when due a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest) of the MTN Issuer Cost Amounts (such amount to be paid to the parties to whom the relevant cost amounts are owed);

                (ii) second, to pay all amounts of interest (other than Further Interest) payable in respect of Class A1 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iii) third, to pay all amounts of Deferred Interest (if any) payable in respect of Class A1 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iv) fourth, to pay all amounts of Additional Interest (if any) payable in respect of Class A1 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (v) fifth, an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, an amount equal to the principal calculated as payable in accordance with the Expenses Loan Agreement will be deposited in the Series 05-1 Expenses Loan Account;

                (vi) sixth, an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest) of 1/2 of the Series 05-1 Extra Amount will be paid to the MTN Issuer;

                (vii) seventh, an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest) of 1/2 of the Series 05-1 Extra Amount will be deposited in the Series 05-1 Issuer Account;

                (viii) eighth, to pay pro rata and pari passu (in the proportion that the Class A1 Servicing Fee and the Class A1 Trust Cash Management Fee bear respectively to the aggregate of the Class A1 Servicing Fee and the Class A1 Trust Cash Management Fee on such Interest Payment Date) the Class A1 Servicing Fee and the Class A1 Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the

                        MTN Issuer by the Receivables Trustee on the preceding Transfer Date; and

                (ix)    ninth, in payment to the MTN Issuer;

        (b) Class A2 Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments of a higher priority have been made in full):

                (i) first, to pay when due a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest) of the MTN Issuer Cost Amounts (such amount to be paid to the parties to whom the relevant cost amounts are owed);

                (ii) second, to pay all amounts of interest (other than Further Interest) payable in respect of Class A2 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iii) third, to pay all amounts of Deferred Interest (if any) payable in respect of Class A2 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iv) fourth, to pay all amounts of Additional Interest (if any) payable in respect of Class A2 (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (v) fifth, an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, an amount equal to the principal calculated as payable in accordance with the Expenses Loan Agreement will be deposited in the Series 05-1 Expenses Loan Account;

                (vi) sixth, an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest) of 1/2 of the Series 05-1 Extra Amount will be paid to the MTN Issuer;

                (vii) seventh, an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest) of 1/2 of the Series 05-1 Extra Amount will be deposited in the Series 05-1 Issuer Account;

                (viii) eighth, to pay pro rata and pari passu (in the proportion that the Class A2 Servicing Fee and the Class A2 Trust Cash Management Fee bear respectively to the aggregate of the Class A2 Servicing Fee and the Class A2 Trust Cash Management Fee on such Interest Payment Date) the Class A2 Servicing Fee and the Class A2 Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the MTN Issuer by the Receivables Trustee on the preceding Transfer Date; and

                (ix)    ninth, in payment to the MTN Issuer;

        (c) Class B Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments and provisions of a higher priority have been paid in full):

                (i) first, to pay all amounts of interest (other than Further Interest) payable in respect of Class B (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (ii) second, to pay all amounts of Deferred Interest (if any) payable in respect of Class B (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iii) third, to pay all amounts of Additional Interest (if any) payable in respect of Class B (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iv) fourth, pro rata, to pay the Class B Servicing Fee and the Class B Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the MTN Issuer by the Receivables Trustee on the preceding Transfer Date;

                (v)     fifth, in payment to the MTN Issuer;

        (d) Class C Available Funds on such date will be applied in making the following payments, in the amounts calculated by the Cash Manager to be required, in the following order of priority (in each case if and to the extent that payments and provisions of a higher priority have been paid in full);

                (i) first, to pay all amounts of interest (other than Further Interest) payable in respect of Class C (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (ii) second, to pay all amounts of Deferred Interest (if any) payable in respect of Class C (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iii) third to pay all amounts of Additional Interest (if any) payable in respect of Class C (such amount to be paid to or to the order of the Noteholder in respect of Series 05-1);

                (iv) fourth, pro rata, to pay the Class C Servicing Fee and the Class C Trust Cash Management Fee due in respect of the preceding Monthly Period to the extent not paid directly to the Servicer and the Trust Cash Manager out of amounts allocated to the MTN Issuer by the Receivables Trustee on the preceding Transfer Date; and

                (v)     fifth, in payment to the MTN Issuer;

        (e) Additional Available Funds (if any) on such date will be applied in and towards firstly payment of Further Interest (if any), secondly Excess Entitlement Consideration (if any) and then repayment of any principal due for repayment thereunder on such date.

3B.2 Amounts credited to the Class A1 Principal Ledger, the Class A2 Principal Ledger, the Class B Principal Ledger and the Class C Principal Ledger on the Scheduled Redemption Date or, if applicable, each Distribution Date falling during the Rapid Amortisation Period or, as the case may be, the Regulated Amortisation Period, shall be applied on such dates in and towards redemption of the Notes;

3B.3 All Ledgers shall be reset to zero at the close of business on each Interest Payment Date.

3C      APPLICATION OF MONIES POST-ENFORCEMENT

3C.1 Notwithstanding the security rights created by this MTN Supplement but subject always to the provisions of Article 8(6)(b) of the Jersey Security Interests Law in respect of the Jersey Security Interest, the Trustee and each of the Secured Creditors hereby agrees, and the MTN Issuer concurs, that from the time of the giving of an Enforcement Notice, (a) no amount may be withdrawn from the Series 05-1 Distribution Account except to the extent that it is applied in accordance with the order of priorities set out in Clause 3C.3 or as otherwise permitted by the provisions of this MTN Supplement or any other Relevant Documents in respect of Series 05-1 that are applicable after the giving of an Enforcement Notice.

3C.2 Notwithstanding the security rights created by this MTN Supplement, but subject always to the provisions of Article 8(6)(b) of the Jersey Security Interests Law in respect of the Jersey Security Interest, the Trustee and each of the Secured Creditors hereby agrees, and the MTN Issuer concurs, that any monies whatsoever recovered by each of them or on their behalf whether by the Trustee or otherwise after the giving of an Enforcement Notice, shall be paid to the Trustee (and pending such payment shall be held on trust for the Trustee) for application in accordance with the order of priorities set out in Clause 3C.3 (in each case only if and to the extent that payments of higher priority have been made in full).

3C.3 The order of the priorities referred to in Clauses 3C.1 and 3C.2 is as follows:

        (i) FIRSTLY, in no order of priority inter se but pro rata to the respective amounts then due, to pay remuneration then due to any receiver appointed pursuant to this MTN Supplement or the Trustee and all amounts due in respect of legal fees and other costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands then incurred by the Trustee under and in respect of the Relevant Documents in respect of Series 05-1 and in enforcing the security created by or pursuant to this MTN Supplement or in perfecting title to the Security, together with interest thereon as provided in any such document;

        (ii) SECONDLY, (to the extent not covered by (a) above) in payment or satisfaction of costs, charges, liabilities, expenses, losses, damages, proceedings, claims and demands of the Trustee under the Security Trust Deed and MTN Cash Management Agreement and this MTN Supplement; and

        (iii) THIRDLY, in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Note Certificates (other than Further Interest);

        (ii) FOURTHLY, in or towards payment of any sums due from (or required to be provided for by) the MTN Issuer to meet its liabilities to any taxation authority (including in respect of corporation tax to the Inland Revenue);

        (iii) FIFTHLY in or towards payment of any sums due to third parties under obligations incurred in the course of the MTN Issuer's business;

        (iv) SIXTHLY in or towards payment of any dividends due and unpaid to shareholders of the MTN Issuer; and

        (v)     SEVENTHLY, to pay all amounts of Further Interest (if any);

        (vi) EIGHTHLY, to pay all amounts of Excess Entitlement Consideration (if any);

        (vii) NINTHLY in payment of the balance (if any) to the liquidator of the MTN Issuer.

Without prejudice to the above, if the Trustee holds any monies which represent principal and interest in respect of any Note which has become void or in respect of which claims have been prescribed under Condition 10, the Trustee will hold such monies on the above trusts.

3C.4 Clause 18.1 of the Security Trust Deed shall be supplemented by the addition of the following wording to be inserted in line 2 after the words "applicable laws)":

        "except for the purposes of payments in respect thereof, the right to which shall be vested, as against the MTN Issuer, the Trustee and the Agents, solely in the bearer thereof".

                                    EXHIBIT A

                                     PART 1

                    FORM OF TEMPORARY GLOBAL NOTE CERTIFICATE

                        TEMPORARY GLOBAL NOTE CERTIFICATE



ISIN: XS0220670953                                       Common Code: 022067095



                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

    BARCLAYCARD ASSET BACKED MEDIUM TERM NOTE AND NOTE CERTIFICATE PROGRAMME

                        TEMPORARY GLOBAL NOTE CERTIFICATE

                               REPRESENTING UP TO

                                   (pound)[o]

              FLOATING RATE ASSET BACKED NOTE CERTIFICATES DUE 2008

This global note is a Temporary Global Note Certificate without interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[o] of Floating Rate Asset Backed Notes due 2008 (the "NOTE CERTIFICATE") by Barclaycard Funding PLC (the "MTN ISSUER").

The MTN Issuer for value received promises, all in accordance with the terms and conditions set out in the applicable Series 05-1 Supplement ("TERMS AND CONDITIONS") and the Principal Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note Certificate for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note Certificate may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note Certificate shall become due and payable on any other date, the Principal Amount and, in respect of each such Note Certificate, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions all subject to and in accordance therewith.

Except as specified herein, the bearer of this Temporary Global Note Certificate is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the MTN Issuer as if such bearer were the bearer of the Note Certificates represented hereby and to the benefit of those provisions of the Terms and Conditions (and the obligations on the part of the

MTN Issuer contained therein) applicable specifically to Temporary Global Note Certificate, and all payments under and to the bearer of this Temporary Global Note Certificate shall be valid and effective to satisfy and discharge the corresponding Liabilities of the MTN Issuer in respect of the Note Certificates.

This Temporary Global Note Certificate is issued pursuant to a security trust deed and MTN cash management deed dated 23 November 1999 (the "PRINCIPAL TRUST DEED") together with the supplemental trust deed in respect of Series 05-1 dated [o] June 2005 (the "SERIES 05-1 SUPPLEMENT" and, together with the Principal Trust Deed, the "TRUST DEED") and made between the MTN Issuer and The Bank of New York, London Branch as trustee (the "TRUSTEE" which expression includes any person or corporation from time to time appointed as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Temporary Global Note Certificate.

On or after the expiry of 40 days after the date of issue of this Temporary Global Note Certificate (the "EXCHANGE DATE"), this Temporary Global Note Certificate shall be exchangeable in whole or in part for a Permanent Global Note or, in the circumstances set out in the Series 05-1 Supplement for Definitive Note. An exchange for a Permanent Global Note or, as the case may be, Definitive Note will be made only on or after the Exchange Date (specified in the Series 05-1 Supplement) and upon presentation or, as the case may be, surrender of this Temporary Global Note Certificate to the Principal Paying Agent at its specified office and upon and to the extent of delivery to the Principal Paying Agent of a certificate or certificates issued by Euroclear Bank S.A./N.V. as operator of the Euroclear System ("EUROCLEAR") or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system. Any Definitive Note will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The MTN Issuer undertakes to procure that the relevant Permanent Global Note and Definitive Note will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

The bearer of this Temporary Global Note Certificate shall not (unless, upon due presentation of this Temporary Global Note Certificate for exchange (in whole or in part) for a Permanent Global Note or for delivery of Definitive Note, such exchange or delivery is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled to receive any payment in respect of the Note Certificates represented by this Temporary Global Note Certificate which falls due on or after the Exchange Date or be entitled to exercise any option on a date after the Exchange Date.

Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of this Temporary Global Note Certificate at the specified office of any of the Paying Agents outside the United States and upon and to the extent of delivery to the relevant Paying Agent of a certificate or certificates issued by Euroclear or Clearstream, Luxembourg or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

On any occasion on which a payment of principal is made in respect of this Temporary Global Note Certificate or on which this Temporary Global Note Certificate is exchanged in whole or in part as aforesaid or on which Note Certificate represented by this Temporary Global Note Certificate are to be cancelled, the MTN Issuer shall procure that (i) the aggregate principal amount of the Note Certificates in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be exchanged for a permanent global instrument or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Note Certificate (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Note Certificate shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Note Certificates represented by this Temporary Global Note Certificate, the MTN Issuer shall procure that the appropriate notations are made on the Schedule hereto.

The obligations of the MTN Issuer in respect of this Temporary Global Note Certificate are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition the bearer of this Temporary Global Note Certificate and, inter alios, the Trustee are restricted in the proceedings which they may take against the MTN Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly set out in the Terms and Conditions and the Trust Deed.

This Temporary Global Note Certificate is governed by, and shall be construed in accordance with, English law.

The MTN Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with these presents (respectively, "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The MTN Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Temporary Global Note Certificate shall not be valid for any purpose until authenticated for and on behalf of The Bank of New York, London Branch as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the MTN Issuer.

                                  THE SCHEDULE

   PAYMENTS, DELIVERY OF DEFINITIVE NOTE CERTIFICATES, EXCHANGE FOR PERMANENT
                GLOBAL NOTE CERTIFICATE, EXERCISE OF OPTIONS AND
                        CANCELLATION OF NOTE CERTIFICATES


==============================================================================================================================
   Date of      Amount of    Amount of     Aggregate      Aggregate     Aggregate    Aggregate     Remaining     Authorised
   payment,   interest then  principal     principal      principal     principal    principal     principal    signature by
  delivery,        paid      then paid     amount of      amount of     amount of    amount in     amount of    or on behalf
  exchange,                             Definitive Note      this         Note       respect of       this         of the
 exercise of                              Certificates    Temporary    Certificate  which option   Temporary     Principal
 option (and                             then delivered  Global Note      then      is exercised  Global Note   Paying Agent
  date upon                                              Certificate    cancelled                 Certificate
    which                                                    then
 exercise is                                            exchanged for
effective) or                                           the Permanent
 cancellation                                            Global Note
                                                         Certificate
------------------------------------------------------------------------------------------------------------------------------















==============================================================================================================================


BARCLAYCARD FUNDING PLC

By:[manual/facsimile signature]
(director)


ISSUED in London on     [o] June 2005


AUTHENTICATED for and on behalf of
THE BANK OF NEW YORK as Issue Agent without recourse, warranty or liability


By:[manual signature]
(duly authorised)

                                     ANNEX I

   [Form of certificate to be given in relation to exchanges of this Temporary Global Note for the Permanent Global Note Certificates or Definitive Note
                                 Certificates:]

                             BARCLAYCARD FUNDING PLC

             (pound)[o] FLOATING RATE ASSET BACKED NOTE CERTIFICATE

                            (the "NOTE CERTIFICATE")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Note Certificate (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(iv) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Note Certificates through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the MTN Issuer or the MTN Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Note Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ]1

[Euroclear Bank S.A./N.V. as operator of the Euroclear System/Clearstream, Luxembourg]

By:[authorised signature]


1To be dated not earlier than the Exchange Date.

                                    ANNEX II

              [Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

                             BARCLAYCARD FUNDING PLC

             (pound)[o] Floating Rate Asset Backed Note Certificate

                            (the "Note Certificate")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Issue and Paying Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Note Certificates (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Note Certificates through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the MTN Issuer or the MTN Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Note Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of the Note Certificates set forth above that, except as set out below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect of such portion, substantially to the effect set forth in the Temporary Global Note Certificate representing the Note Certificates.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ]1

[Euroclear Bank S.A./N.V. as operator of the Euroclear System/Clearstream, Luxembourg]

By:[authorised signature]


1To be dated not earlier than the relevant interest payment date.

                                    ANNEX III

              [Form of accountholder's certification referred to in
                          the preceding certificate:]

                             BARCLAYCARD FUNDING PLC

             (pound)[o] Floating Rate Asset Backed Note Certificate

                            (the "Note Certificate")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Note Certificate held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Note Certificates through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c) (2)(i) (D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the MTN Issuer or the MTN Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Note Certificates is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Note Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Note Certificates are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933 (the "Act") then this is also to certify that, as except as set forth below, the Note Certificates are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Note Certificates in transactions which did not require registration under the Act. As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Note Certificates held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [ ] of such interest in the above Note Certificate in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Note Certificate (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.

In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:[          ]1

[Accountholder] as (or as agent for) the beneficial owner of the Note Certificates.

By:[authorised signature]

1To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

                                     PART 2

                    FORM OF PERMANENT GLOBAL NOTE CERTIFICATE

                        PERMANENT GLOBAL NOTE CERTIFICATE



ISIN: XS0220670953                                       Common Code: 022067095



                             BARCLAYCARD FUNDING PLC

   (a public limited company incorporated under the laws of England and Wales)

    Barclaycard Asset Backed Medium Term Note and Note Certificate Programme

                        PERMANENT GLOBAL NOTE CERTIFICATE

                               representing up to

                                   (pound)[o]

              Floating Rate Asset Backed Note Certificates due 2008

   This global instrument is a Permanent Global Note Certificate with interest coupons issued in respect of an issue of an aggregate principal amount of (pound)[o] of Floating Rate Asset Backed Note Certificates due 2008 (the "Note Certificate") by Barclaycard Funding PLC
                               (the "MTN Issuer").

The MTN Issuer for value received promises, all in accordance with the terms and conditions set out in the Series 05-1 Supplement ("Terms and Conditions") and the Trust Deed (as defined below) to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Note Certificate for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Note Certificate may become due and payable in accordance with the Terms and Conditions, the Principal Amount on such dates as may be specified in the Terms and Conditions or, if any such Note Certificate shall become due and payable on any other date, the Principal Amount and, in respect of each such Note Certificate, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Except as specified herein, the bearer of this Permanent Global Note Certificate is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the MTN Issuer as if such bearer were the bearer of the Note Certificates represented hereby and to the benefit of those Terms and Conditions (and the obligations on the part of the MTN Issuer contained therein) applicable specifically to Permanent Global Note Certificate, and all payments under and to the bearer of this Permanent Global Note Certificate shall be valid and effective to satisfy and discharge the corresponding Liabilities of the MTN Issuer in respect of the Note Certificates.

This Permanent Global Note Certificate is issued pursuant to a security trust deed dated 23 November 1999 (the "Principal Trust Deed") and the supplement thereto in respect of Series 05-1 (the "Series 05-1 Supplement" and together with the Security Trust Deed, the "Trust Deed") and made between the MTN Issuer and The Bank of New York, London Branch as trustee (the "Trustee" which expression includes any person or corporation appointed from time to time as trustee). Words and expressions defined expressly or by reference in the Terms and Conditions and the Trust Deed shall have the same meanings in this Permanent Global Note Certificate.

This Permanent Global Note Certificate will be exchanged in whole but not in part for Definitive Note Certificate if (a) any Note Certificate of the relevant Series becomes immediately redeemable following the occurrence of an Event of Default in relation thereto (b) Euroclear Bank S.A./N.V. as operator of the Euroclear System or Clearstream, Luxembourg, or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention to cease business permanently or in fact does so; or (c) if so specified in the Trust Deed, upon the request of a Holder of a beneficial interest in this Permanent Global Note Certificate. In the case of (a) and (b), the MTN Issuer shall bear the entire cost and expense and, in the case of (c) the Holder making such request shall bear the entire cost and expense. In order to exercise the option contained in paragraph (c) of the preceding sentence, the bearer hereof must, at the request of the Holder making such request, not less than forty-five days before the date upon which the delivery of such Definitive Note Certificate is required, deposit this Permanent Global Note Certificate with the Principal Paying Agent at its specified office with the form of exchange notice endorsed hereon duly completed. Any Definitive Note Certificate will be made available for collection by the persons entitled thereto at the specified office of the Principal Paying Agent.

The MTN Issuer undertakes to procure that the relevant Definitive Note Certificate will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Trust Deed.

On any occasion on which a payment of interest is made in respect of this Permanent Global Note Certificate, the MTN Issuer shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal is made in respect of this Permanent Global Note Certificate or on which this Permanent Global Note Certificate is exchanged as aforesaid or on which any Note Certificate represented by this Permanent Global Note Certificate are to be cancelled the MTN Issuer shall procure that (i) the aggregate principal amount of the Note Certificates in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Note Certificate (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note Certificate shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Note Certificate represented by this Permanent Global Note Certificate, the MTN Issuer shall procure that the appropriate notations are made on the Schedule hereto.

Insofar as the Temporary Global Note Certificate by which the Note Certificates were initially represented has been exchanged in part only for this Permanent Global Note Certificate and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Note Certificate, then upon presentation of this Permanent Global Note Certificate to the Principal Paying Agent at its specified office and to the extent that the aggregate principal amount of such Temporary Global Note Certificate is then reduced by reason of such further exchange, the MTN Issuer shall procure that
(i) the aggregate principal amount of the Note Certificates in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Note Certificate (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Note Certificate shall for all purposes be as most recently noted.

The obligations of the MTN Issuer in respect of this Permanent Global Note Certificate are limited recourse in nature, as more particularly set out in the Terms and Conditions and the Trust Deed. In addition, the bearer of this Permanent Global Note Certificate and, inter alios, the Trustee are restricted in the proceedings which they may take against the MTN Issuer to enforce their rights hereunder and under the Trust Deed, as more particularly described in the Terms and Conditions and the Trust Deed.

This Permanent Global Note Certificate is governed by, and shall be construed in accordance with, English law.

The MTN Issuer irrevocably agrees for the benefit of the bearer that the courts of England are to have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Permanent Global Note Certificate (respectively, "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts. The MTN Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

This Permanent Global Note Certificate shall not be valid for any purpose until authenticated for and on behalf of The Bank of New York, London Branch, as Issue Agent.

AS WITNESS the manual or facsimile signature of a director, duly authorised officer, or duly authorised attorney on behalf of the MTN Issuer.

BARCLAYCARD FUNDING PLC

By:[manual/facsimile signature]

(director)

ISSUED in London as of [o] June 2005

AUTHENTICATED for and on behalf of

THE BANK OF NEW YORK as Issue Agent

without recourse, warranty or liability



By:[manual signature]

(duly authorised)

                                  THE SCHEDULE

  Payments, Delivery of Definitive Note Certificates, Further Exchanges of the
             Temporary Global Note Certificate, Exercise of Options
                      and Cancellation of Note Certificates



===================== =========== ============ ============= ============= ============= ============= =========== =============
  Date of payment,    Amount of    Amount of    Aggregate     Aggregate     Aggregate     Aggregate    Current      Authorised
 delivery, further    interest     principal    principal     principal     principal     principal    principal    signature
    exchange of       then paid    then paid    amount of     amount of     amount of     amount in    amount of     by or on
  Temporary Global                              Definitive       Note        further      respect of   this         behalf of
 Note Certificate,                                 Note      Certificate    exchanges       which      Permanent       the
 exercise of option                            Certificates      then           of        option is    Global       Principal
   (and date upon                                  then       cancelled     Temporary     exercised    Note        Paying Agent
 which exercise is                              delivered                  Global Note                 Certificate
   effective) or Certificate cancellation
===================== =========== ============ ============= ============= ============= ============= =========== =============















===================== =========== ============ ============= ============= ============= ============= =========== =============


                                 EXCHANGE NOTICE

.............................., being the bearer of this Permanent Global Note
Certificate at the time of its deposit with the Principal Paying Agent at its specified office for the purposes of the Note Certificates, hereby exercises the option set out above to have this Permanent Global Note exchanged in whole for Definitive Note Certificates in aggregate principal amount of [ ] and directs that such Definitive Note Certificates be made available for collection by it from the Principal Paying Agent's specified office.



By:   ...........................................

(duly authorised)

MTN Issuer

EXECUTED as a Deed by                                          )
BARCLAYCARD FUNDING PLC                                        )

by its duly authorised attorney in the presence of:            )




Initial Transferor

EXECUTED as a Deed by                                          )
BARCLAYS BANK PLC                                              )
acting by its duly authorised attorney                         )
in the presence of:
                                                               )


Trustee

EXECUTED as a Deed by                                          )
THE BANK OF NEW YORK                                           )
acting by its duly authorised                                  )
attorney in the presence of



Receivables Trustee

EXECUTED as a Deed by                                          )
GRACECHURCH RECEIVABLES                                        )
TRUSTEE LIMITED                                                )
acting by its duly authorised signatory                        )

                                  Process Agent
                                  Clifford Chance Secretaries Limited
                                  10 Upper Bank Street E14 5JJ
MTN Cash Manager

EXECUTED as a Deed by                                          )
BARCLAYS BANK PLC                                              )
acting by its duly authorised attorney                         )



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                                     - 47 -